UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

SYNUTRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33397	13-4306188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2275 Research Blvd., Suite 500 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

(301) 840-3888

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Synutra International, Inc.

Current Report on Form 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

Beams Power Investment Limited (“Beams”), a British Virgin Islands limited liability company and a majority stockholder of Synutra International, Inc. (the “Company”), issued and sold a senior convertible note (the “Note”) in an aggregate principal amount of thirty million dollars (US$30,000,000) to Warburg Pincus Private Equity IX, L.P. (“Warburg”), also a stockholder of the Company, on April 23, 2008. Warburg may convert the Note into shares of common stock, par value US$0.0001 per share, of the Company held by Beams (the “Convertible Shares”), subject to the terms and conditions of the Note. The Note is secured by 5,967,000 shares of common stock (as adjusted pursuant to the terms and conditions set forth in a share pledge agreement among Beams, Warburg as the secured party and Warburg as the collateral agent dated April 23, 2008, the “Pledged Shares”), par value US$0.0001 per share, of the Company held by Beams.

In connection with Beams’ issuance and sale of the Note, the Company entered into a registration rights agreement with Warburg and Beams (the “Registration Rights Agreement”) on April 23, 2008, pursuant to which the Company agreed, (i) as soon as practicable after Beams receives notice from Warburg demanding Beams to convert any portion of the Note into Convertible Shares, to file with the Securities and Exchange Commission a registration statement for the resale of the Convertible Shares and the Pledged Shares (collectively the “Registrable Securities”), to use commercially reasonable efforts to have the registration statement declared effective as soon as practicable, and to maintain the effectiveness of the registration statement until the earlier of (A) the date on which all Registrable Securities have been sold pursuant to the registration statement, (B) the date on which all Registrable Securities have been sold under Rule 144 under the Securities Act, (C) if the Note has been cancelled in accordance with the terms thereof, the date that all Registrable Securities held of record by Warburg or its permitted assignees or transferees have been sold pursuant to the registration statement or pursuant to Rule 144, or (D) the passage of four years from April 23, 2008, and (ii) to grant Warburg or its permitted assignees or transferees the right to two demand registrations and unlimited piggyback registrations, subject to certain conditions; provided that in each case, Beams will pay all expenses associated with each registration.

The foregoing description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the copy of the Registration Rights Agreement, filed with this report as Exhibit 4.1, incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
4.1	Registration Rights Agreement, dated as of April 23, 2008, by and among Synutra International, Inc., Beams Power Investment Limited, and Warburg Pincus Private Equity IX, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC.

Date: April 24, 2008	By:	/s/ Weiguo Zhang
	Name:	Weiguo Zhang
	Title:	President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Document
4.1	Registration Rights Agreement, dated as of April 23, 2008, by and among Synutra International, Inc., Beams Power Investment Limited, and Warburg Pincus Private Equity IX, L.P.